Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, VODAFONE GROUP PUBLIC LIMITED COMPANY, an English public limited company (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation as indicated below under his/her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Christopher C. Gent, Kenneth J. Hydon and Stephen R. Scott, and each of them, his/her attorneys for him/her in his/her stead, in his/her capacity as an officer, director, or both, of the Corporation, to execute and file such Registration Statement on Form S-8, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Registration Statement on Form S-8.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of May, 1999.


         Signature                                         Title

     /s/ LORD MACLAURIN OF KNEBWORTH, DL   Chairman of the Board of Directors
     ------------------------------------
          Lord MacLaurin of Knebworth, DL

     /s/ CHRISTOPHER C. GENT               Chief Executive
     ------------------------------------    (Principal Executive Officer)
          Christopher C. Gent

     /s/ KENNETH J. HYDON                  Financial Director
     ------------------------------------    (Principal Financial and Accounting
          Kenneth J. Hydon                    Officer)

     /s/ PETER R. BAMFORD                  Executive Director
     ------------------------------------
          Peter R. Bamford

     /s/ JULIAN M. HORN-SMITH              Executive Director
     ------------------------------------
          Julian M. Horn-Smith

                                           Non-Executive Director
     ------------------------------------
          Professor Sir Alec Broers

     /s/ JOHN GILDERSLEEVE                 Non-Executive Director
     -----------------------------------
           John Gildersleeve

     /s/ PENELOPE L. HUGHES                Non-Executive Director
     ------------------------------------
           Penelope L. Hughes

     /s/ SIR DAVID SCHOLEY                 Non-Executive Director
     ------------------------------------
           Sir David Scholey

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